WBI BullBear Value 3000 ETF
Schedule of Investments
March 31, 2026 (Unaudited)

COMMON STOCKS - 93.5%	Shares	Value
Automobiles & Components - 1.1%
Autoliv, Inc.	2,337	$245,759

Capital Goods - 10.4%
Acuity, Inc.	1,321	370,170
Allegion PLC (a)	1,273	184,954
Applied Industrial Technologies, Inc.	437	115,945
EMCOR Group, Inc.	487	359,557
General Dynamics Corp.	985	338,072
Lincoln Electric Holdings, Inc.	1,355	337,503
Pentair PLC	3,961	345,043
Toro Co.	3,650	341,056
		2,392,300

Commercial & Professional Services - 3.0%
Genpact Ltd.	10,415	387,959
Verisk Analytics, Inc.	1,668	316,503
		704,462

Consumer Durables & Apparel - 2.8%
Ralph Lauren Corp.	1,014	348,806
Toll Brothers, Inc.	2,240	305,693
		654,499

Consumer Services - 1.5%
Darden Restaurants, Inc.	1,736	340,325

Energy - 3.8%
Archrock, Inc.	15,207	529,204
EQT Corp.	5,486	349,129
		878,333

Financial Services - 10.6%
American Express Co.	1,179	356,624
Interactive Brokers Group, Inc. - Class A	1,747	117,171
Mastercard, Inc. - Class A	699	349,262
Piper Sandler Cos. (a)	4,740	362,847
Stifel Financial Corp.	4,820	356,295
Tradeweb Markets, Inc. - Class A (a)	4,656	547,825
Voya Financial, Inc.	5,166	352,941
		2,442,965

Food, Beverage & Tobacco - 2.8%
Altria Group, Inc.	5,140	339,189
McCormick & Company, Inc.	6,201	312,778
		651,967

Health Care Equipment & Services - 1.9%
Quest Diagnostics, Inc.	1,783	349,432
ResMed, Inc.	374	83,956
		433,388

Insurance - 18.7%
Allstate Corp.	1,679	348,124
Assurant, Inc.	1,694	368,970
Cincinnati Financial Corp.	2,126	334,526
CNA Financial Corp.	3,250	149,240
Globe Life, Inc.	2,700	375,759
Hanover Insurance Group, Inc.	919	159,309
Hartford Insurance Group, Inc.	3,957	535,105
Marsh & McLennan Cos., Inc. (a)	2,855	495,200
Primerica, Inc.	2,105	527,260
Progressive Corp.	1,737	344,343
Reinsurance Group of America, Inc.	1,534	313,181
RenaissanceRe Holdings Ltd. (a)	1,204	357,865
		4,308,882

Materials - 3.8%
Avery Dennison Corp. (a)	1,145	197,719
Ball Corp.	5,581	329,893
Sonoco Products Co. (a)	6,595	356,723
		884,335

Media & Entertainment - 2.5%
Netflix, Inc. (b)	2,462	236,721
Warner Music Group Corp. - Class A	13,365	341,342
		578,063

Semiconductors & Semiconductor Equipment - 1.1%
QuickLogic Corp. (b)	26,448	248,082

Software & Services - 10.0%
Accenture PLC - Class A	1,781	353,154
Fastly, Inc. - Class A (b)	9,730	282,754
Figma, Inc. - Class A (b)	9,005	190,366
HubSpot, Inc. (b)	915	223,352
Microsoft Corp.	665	246,163
RingCentral, Inc. - Class A (a)	6,192	230,280
Roper Technologies, Inc.	1,003	354,922
ServiceTitan, Inc. - Class A (a)(b)	3,115	197,678
Wix.com Ltd. (a)(b)	2,658	239,406
		2,318,075

Technology Hardware & Equipment - 7.6%
Applied Optoelectronics, Inc. (a)(b)	2,219	187,705
Cisco Systems, Inc.	4,426	343,413
Dell Technologies, Inc. - Class C	2,119	347,792
HP, Inc. (a)	8,184	157,215
Keysight Technologies, Inc. (b)	833	235,214
TD SYNNEX Corp.	2,143	361,546
TE Connectivity PLC	553	115,588
		1,748,473

Transportation - 1.5%
FedEx Corp.	980	349,056

Utilities - 10.4%
Atmos Energy Corp. (a)	1,872	345,796
CenterPoint Energy, Inc.	8,022	346,230
CMS Energy Corp.	4,484	347,869
FirstEnergy Corp.	6,687	338,763
National Fuel Gas Co.	3,667	344,551
NextEra Energy, Inc.	3,806	353,501
WEC Energy Group, Inc.	2,912	337,122
		2,413,832
TOTAL COMMON STOCKS (Cost $21,589,288)		21,592,796

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 13.6%	Units	Value
Mount Vernon Liquid Assets Portfolio, LLC, 3.78% (c)	3,133,726	3,133,726
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $3,133,726)		3,133,726

TOTAL INVESTMENTS - 107.1% (Cost $24,723,014)		24,726,522
Money Market Deposit Account - 6.6% (d)		1,532,460
Liabilities in Excess of Other Assets - (13.7)%		(3,174,085)
TOTAL NET ASSETS - 100.0%		$23,084,897

Percentages are stated as a percent of net assets.

LLC - Limited Liability Company
PLC - Public Limited Company

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

(a)	All or a portion of this security is on loan as of March 31, 2026. The fair value of these securities was $3,107,498.
(b)	Non-income producing security.
(c)	The rate shown represents the 7-day annualized yield as of March 31, 2026.
(d)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of March 31, 2026 was 1.77%.

Summary of Fair Value Disclosure as of March 31, 2026 (Unaudited)

WBI BullBear Value 3000 ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$21,592,796	$–	$–	$21,592,796
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	3,133,726
Total Investments	$21,592,796	$–	$–	$24,726,522

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $3,133,726 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.